Exhibit 99.2

           SECOND AMENDMENT, dated as of August 11, 2006 (this "AMENDMENT") to the Amended and Restated External Sharing Debt Agreement, dated as of October 1, 2004 (the "EXTERNAL SHARING DEBT AGREEMENT"), among Lucent Technologies Inc., a Delaware corporation ("LUCENT" or the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the External Sharing Debt Agreement (the "BANKS"), and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as Administrative Agent for the Banks.

                               W I T N E S S E T H

           WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the External Sharing Debt Agreement, as in effect immediately prior to the Amendment Effective Date (as defined herein);

           WHEREAS, the Borrower has requested that the External Sharing Debt Agreement be amended as set forth herein;

           NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree, subject to the conditions to effectiveness hereof, as follows:

           I. DEFINED TERMS. Terms defined in the External Sharing Debt Agreement and used herein shall have the meanings given to them in the External Sharing Debt Agreement.

           II. GLOBAL AMENDMENTS. The External Sharing Debt Agreement is hereby amended by:

               (i) Deleting the phrase "JPMorgan Chase Bank" set forth therein and substituting in lieu thereof the phrase "JPMorgan Chase Bank, N.A."

               (ii) Deleting in their entirety the Schedules 1.01A, 1.01B, 1.01C, 1.01D, 1.01E, 3.14, 3.17(b), 3.17(d), 6.02 and the Schedule of Existing
Letters of Credit and replacing them with the amended Schedules 1.01A, 1.01B, 1.01C, 1.01D, 1.01E, 3.14, 3.17(b), 3.17(d), 6.02 and the amended Schedule of
Existing Letters of Credit attached hereto.

           III. AMENDMENTS TO ARTICLE I.

                (i) Article I is hereby amended by inserting in appropriate alphabetical order the following definitions:

           "ALCATEL MERGER" shall mean the consummation of the transactions contemplated pursuant to the Agreement and Plan of Merger dated as of April 2, 2006 by and among the Borrower, Alcatel and Aura Merger Sub, Inc., as may be amended, supplemented or modified from time to time.

           "ALCATEL SUBSIDIARY" shall mean any Subsidiary of the Borrower acquired or created on or after the Alcatel Merger or as a result of a Permitted Transaction.

                                                                               2
           "IFRS" shall mean International Financial Reporting
Standards.

           "PERMITTED TRANSACTION" shall have the meaning assigned to such term in Section 6.03.

                (ii) The definition of "Amendment Effective Date" is hereby amended and restated in its entirety to read as follows:

           "AMENDMENT EFFECTIVE DATE" shall mean August 11, 2006.

                (iii) The definition of "Cash Collateral Event" is hereby deleted.

                (iv) The definition of "Change of Control" is hereby amended by adding the following proviso before the final ".":

           "; PROVIDED, that in any event the Alcatel Merger shall not be deemed to be a Change of Control."

                (v) The definition of "Existing Banks" is hereby amended and restated in its entirety to read as follows:

           "EXISTING BANKS" shall mean the banks parties to the External Sharing Debt Agreement, as in effect immediately prior to the Amendment Effective Date.

                (vi) The definition of "Existing ESD Agreement" is hereby deleted.

                (vii) The definition of "External Sharing Debt" is hereby amended by inserting the phrase ", receivable discounting programs" following after the phrase "credit card programs".

                (viii) The definition of "Investment Basket" is hereby amended and restated in its entirety to read as follows:

           "INVESTMENT BASKET" shall mean $1,700,000,000.

                (ix) The definition of "L/C Fee Rate" is hereby amended and restated in its entirety to read as follows:

           "L/C FEE RATE" shall mean 125 basis points or, with respect to any Letter of Credit issued by any Bank, such other rate as may be mutually agreed between Lucent and such Bank; PROVIDED that upon full cash collateralization of all or any outstanding Letters of Credit, the L/C Fee Rate for such Letter of Credit shall mean 25 basis points.

                (x) The definition of "Material Adverse Effect" is hereby amended and restated in its entirety to read as follows:

           "MATERIAL ADVERSE EFFECT" shall mean a materially adverse effect on the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole. It is understood that (i) a change in the Borrower Debt Ratings or other credit ratings by any rating agency and (ii) the Alcatel Merger shall not, in and of itself, constitute a Material Adverse Effect.

                (xi) The definition of "Material Subsidiary" is hereby amended and restated in its entirety to read as follows:

           "MATERIAL SUBSIDIARY" shall mean (i) prior to the Alcatel Merger, any Subsidiary of the Borrower, the consolidated assets or revenues of which are, at the time of determination, equal to or greater than 2.5% of the consolidated assets or consolidated revenues, respectively, of the Borrower and its Subsidiaries at such time (determined, in the case of revenues, in respect of the most recent period of four consecutive fiscal quarters of the Borrower for which the relevant financial information is available), and (ii) following the Alcatel Merger, each Subsidiary of the Borrower which immediately prior to the Alcatel Merger satisfied the conditions set forth in clause (i); PROVIDED, that nothing contained herein shall limit the right of the Borrower to effect any merger or consolidation of any Subsidiary after consummation of the Alcatel Merger so long as the Borrower complies with Section 6.03. Such determinations shall, where applicable, be made excluding intercompany receivables and revenues that would be eliminated upon consolidation in accordance with GAAP.

                (xii) The definition of "Permitted Encumbrances" is hereby amended and restated in its entirety to read as follows:

           "PERMITTED ENCUMBRANCES" shall mean: (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.06, (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.06, (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, officers' and directors' insurance and other social security laws or regulations, (d) deposits of cash , letters of credit or Permitted Investments to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, (e) Liens on receivables subject to factoring or securitization programs, (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary and (g) unexercised bankers' Liens; PROVIDED that, except as set forth in clauses (a) - (e) above, the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                (xiii) The definition of "Permitted Investments" is hereby amended by (x) deleting the phrase "November 21, 2003" set forth therein and substituting in lieu thereof the phrase "January 17, 2006", (y) deleting the "and" before clause (f) and substituting in lieu thereof "," and (z) inserting the following before the final ".":

           ", and (g) investments approved by the Board of Directors of the Borrower; PROVIDED, that the portfolio of such investments described in this clause (g) together with investments described in clause (f) shall have a portfolio duration of not more than two years."

                (xiv) The definition of "Required Lucent Banks" is hereby amended and restated in its entirety to read as follows:

           "REQUIRED LUCENT BANKS" shall mean, at any time, the holders of more than 50% of the sum of (i) the Total Extensions of Credit (as defined in the L/C Agreement), (ii) the unused Commitments (as defined in the L/C Agreement) and
(iii) the ESD Obligations.

                (xv) The definition of "Synthetic Purchase Agreement" is hereby deleted.

                (xvi) The definition of "Termination Date" is hereby amended and restated in its entirety to read as follows:

           "TERMINATION DATE" shall mean the earliest of (a) in the event of the consummation of the Alcatel Merger, the later of (x) the earlier of (i) the date which is 120 days after the Alcatel Merger and (ii) June 30, 2007 and (y) the date of the Alcatel Merger, (b) the end of the Business Day on August 11, 2009 and (c) the date designated by the Borrower in accordance with Section 2.05.

                (xvii) Section 1.03 is hereby amended and restated in its entirety to read as follows:

           ACCOUNTING TERMS; GAAP AND IFRS. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed, prior to the Alcatel Merger, in accordance with GAAP, and after the Alcatel Merger, in accordance with IFRS, in each case as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Amendment Effective Date in GAAP or IFRS, or in the respective applications thereof, on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required ESD Banks request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or IFRS, or in the respective applications thereof, then such provision shall be interpreted on the basis of GAAP or IFRS, as applicable, as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

           IV. AMENDMENTS TO ARTICLE II.

               (i) The first sentence of Section 2.01 is hereby amended and restated in its entirety as follows:

           "Subject to the terms and conditions hereof, each Bank shall renew from time to time the letters of credit previously issued, renewed or committed by such Bank, as set forth on the schedule prepared by such Bank and confirmed by the

           Borrower on or prior to the Amendment Effective Date and delivered to the Administrative Agent promptly thereafter (such letters of credit, together with any such extended and renewed letters of credit, the "Letters of Credit"), each such Letter of Credit having been issued for the account of the Borrower or a Subsidiary thereof and, if issued for a Subsidiary, guaranteed by the Borrower pursuant to the terms of the Guarantee and Collateral Agreement."

               (ii) The third sentence of Section 2.01 is hereby amended by deleting the phrase "eighteen months" set forth therein and substituting in lieu thereof the phrase "three years".

               (iii) Section 2.04 is hereby amended by deleting the phrase "September 30, 2004" set forth therein and substituting in lieu thereof the phrase "September 30, 2006".

               (iv) Section 2.05 is hereby amended by inserting the phrase "(a)" before "Upon payment" and adding the following paragraph:

      "(b) The Borrower shall terminate this Agreement concurrently with any termination of the commitments under the L/C Agreement. In connection with any termination of this Agreement or upon the Obligations becoming due under Article VIII, (i) the Borrower shall forthwith terminate (to the extent that the same would not automatically terminate), except to the extent the applicable Banks or other holders of External Sharing Debt Obligations (as defined in the Guarantee and Collateral Agreement) otherwise agree, any commitments that such Banks or other holders may have to extend credit that, upon extension, would constitute External Sharing Debt and (ii) the Borrower shall forthwith deposit, or cause to be deposited, with the applicable Banks and other holders cash collateral in an amount equal to any External Sharing Debt Obligations of such applicable Banks and other holders to the extent not already cash collateralized; PROVIDED, that in the case of External Sharing Debt Obligations that are calculated on a mark-to-market basis, such deposit of cash collateral shall mean (i) the deposit of cash collateral in an amount equal to 100% of the market value of such External Sharing Debt Obligation on the date of termination of this Agreement and any customary interest, fees, expenses or charges that the holder of such External Sharing Debt Obligation may require, and (ii) either (x) the execution and delivery by the Borrower to the holder of such External Sharing Debt Obligation of a suitable amendment to any ISDA and CSA agreements (or if such agreements are not in place, any new ISDA and CSA Agreements, as applicable) applicable to such External Sharing Debt Obligation on terms and conditions mutually satisfactory to the Borrower and the holder of such External Sharing Debt Obligation or (y) the close out of such position which constitutes such External Sharing Debt Obligation. The agreements in this Section 2.05 and in
Section 2.06 shall survive termination of this Agreement."

               (v) Section 2.06 is hereby amended by deleting the phrase "Within one Business Day of the occurrence of a Cash Collateral Event or" set forth therein.

           V. AMENDMENT TO ARTICLE III.

              (i) Section 3.05(a) is hereby amended by deleting the phrase "September 30, 2003, as included in the Borrower's report on Form 10-K dated December 9,

2003, as updated by the Borrower's report on Form 8-K dated June 17, 2004, and for the quarter ended June 30, 2004, as included in the Borrower's reports on Form 10-Q dated August 5, 2004" set forth therein and substituting in lieu thereof the phrase "September 30, 2005, as included in the Borrower's report on Form 10-K dated December 14, 2005, and for the quarters ended December 31, 2005 and March 31, 2006, as included in the Borrower's reports on Form 10-Q dated February 8, 2006 and May 9, 2006, respectively".

               (ii) Section 3.05(b) is hereby amended by deleting the phrase "September 30, 2003" set forth therein and substituting in lieu thereof the phrase "September 30, 2005".

           VI. AMENDMENT TO ARTICLE IV. Section 4.01 is hereby deleted in its entirety.

           VII. AMENDMENTS TO ARTICLE V.

                (i) Section 5.02(a) is hereby amended by inserting the phrase "prior to the consummation of the Alcatel Merger," at the beginning thereof.

                (ii) Section 5.02(b) is hereby amended and restated in its entirety to read as follows:

                (b)(i) prior to the consummation of the Alcatel Merger, no later than the date on which such statements are required to be filed with the SEC, its consolidated balance sheets and related statements of income and cash flows for each of the first three fiscal quarters of each fiscal year, showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then elapsed portion of such fiscal year, together with the certification by one of its Financial Officers as required under
      Section 302 of the Sarbanes-Oxley Act; and

                (ii) upon and following the consummation of the Alcatel Merger, no later than 60 days following the end of any of the first three fiscal quarters of each fiscal year or 75 days following the end of the fiscal year, (x) for the fiscal quarter during which the Alcatel Merger is consummated, its unaudited consolidated balance sheet as of the close of such fiscal quarter, and (y) for any other fiscal quarter, its unaudited consolidated balance sheet and the related statement of income, showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter, in each case in addition to such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Bank (through the Administrative Agent) may reasonably request in accordance with Section 5.02(h);

                (iii) Section 5.02(c) is hereby amended by (1) deleting the "," in the second line thereof and replacing it with "or" and deleting the phrase "Cash Collateral Event" as set forth therein and (2) deleting the phrase "or Cash Collateral Event" in the fourth line thereof.

                (iv) Section 5.02(d) is hereby amended by inserting the phrase ", including, following the consummation of the Alcatel Merger, any Form 20-F filings" prior to the ";" as set forth therein.

                (v) Section 5.02(e) is hereby amended by inserting the phrase "; provided, that upon and following the consummation of the Alcatel Merger, the Borrower shall not be required to comply with clauses (ii) and (iii) of this
Section 5.02(e)" prior to the ";" as set forth therein.

                (vi) Section 5.02(f) is hereby amended by inserting the phrase "; provided, that upon and following the consummation of the Alcatel Merger, the Borrower shall not be required to comply with this Section 5.02(f)" prior to the ";" as set forth therein.

                (vii) Section 5.02(g) is hereby amended by inserting the phrase "; provided, that upon and following the consummation of the Alcatel Merger, the Borrower shall not be required to comply with this Section 5.02(g)" prior to the ";" as set forth therein.

                (viii) Section 5.03 is hereby amended and restated in its entirety as follows:

           "SECTION 5.03 MAINTAINING RECORDS. The Borrower will record, summarize and report all financial information in accordance with GAAP (prior to the consummation of the Alcatel Merger) or IFRS (upon and following the consummation of the Alcatel Merger), as applicable, for the purpose of issuing the financial statements as required pursuant to Sections 5.02(a) and (b)."

                (ix) Section 5.04(a) is hereby amended by deleting the phrase "or Cash Collateral Event" as set forth therein.

                (x) Section 5.05 is hereby amended by deleting the phrase "any merger" set forth therein and substituting in lieu thereof the phrase "the Alcatel Merger or any other merger".

                (xi) Section 5.06 is hereby amended by inserting the phrase "(or after the Alcatel Merger, IFRS)" after the phrase "GAAP".

                (xii) Section 5.11 is hereby amended by inserting the phrase "From the Amendment Effective Date until the consummation of the Alcatel Merger, the Borrower shall be required to:" at the beginning thereof.

                (xiii) Section 5.11(c) is hereby amended by inserting the phrase "(it being understood and agreed that prior to the consummation of the Alcatel Merger, the Borrower shall not be required to comply with clause (ii) of this
Section 5.11(c); PROVIDED, that if the closing of the Alcatel Merger shall not occur by or before March 31, 2007, then the Borrower shall be required to satisfy the requirements of clause (ii) of this Section 5.11(c) by or before April 30, 2007)" immediately before clause (iii).

                 (xiv) Section 5.11(d) is hereby amended by inserting the phrase "(it being understood and agreed that prior to the consummation of the Alcatel Merger, the Borrower shall not be required to comply with clause (ii) of this
Section 5.11(d); PROVIDED, that if the closing of the Alcatel Merger shall not occur by or before March 31, 2007, then the Borrower shall be required to satisfy the requirements of clause (ii) of this Section 5.11(d) by or before April 30, 2007") immediately before clause (iii).

                 (xv) Section 5.12 is hereby amended by deleting the phrase "$1,100,000,000" set forth therein and substituting in lieu thereof phrase "$1,000,000,000".

           VIII. AMENDMENTS TO ARTICLE VI.

                 (i) Section 6.01(a) is hereby amended by deleting the phrase "$383,000,000" set forth therein and substituting in lieu thereof the phrase "$478,000,000 as of July 31, 2006".

                 (ii) Section 6.01(b) is hereby amended and restated in its entirety to read as follows:

           "The Borrower will not permit, at any time, the aggregate amount of
(i) the Commitments under the L/C Agreement (as such term is defined therein) and (ii) External Sharing Debt outstanding under this Agreement to exceed $1,500,000,000."

                 (iii) Section 6.02 is hereby amended by inserting the phrase "and any Alcatel Subsidiary" after the phrase "any Excluded Subsidiary".

                 (iv) Section 6.03 is hereby amended by inserting the following before the final ".":

           ", excluding (i) the Alcatel Merger and (ii) after the Alcatel Merger, any such transaction or series of transactions among Subsidiaries of the Borrower, or among or between any such Subsidiaries and any other subsidiaries of Alcatel, so long as the assets and revenues of the Borrower and the Material Subsidiaries (excluding any Alcatel Subsidiary) taken as a whole are, at the time of determination, equal to or greater than 75% of the consolidated assets and consolidated revenues of the Borrower and the Material Subsidiaries prior to the Alcatel Merger (determined, in the case of revenues, in respect of the most recent period of four consecutive fiscal quarters of the Borrower immediately preceding the Alcatel Merger) (each, a "PERMITTED TRANSACTION")."

                 (v) Section 6.04 is hereby amended by inserting the following at the beginning thereof: "Excluding (i) the Alcatel Merger and (ii) any Permitted Transaction,".

                 (vi) Section 6.05 is hereby amended by inserting the following proviso before the final ".":

           "; PROVIDED, that following the consummation of the Alcatel Merger, the Borrower shall not be required to comply with this Section 6.05."

                 (vii) Section 6.07 is hereby deleted in its entirety.

           IX. AMENDMENTS TO ARTICLE VII. Article VII is hereby amended and restated in its entirety to read as follows:

           "The Borrower agrees with each Bank and the Administrative Agent that until all Letters of Credit have expired or terminated, all L/C Disbursements shall have been reimbursed or cash collateralized, and all fees and other amounts payable hereunder shall have been paid in full it will not permit the amount of unrestricted cash and Permitted Investments ("AVAILABLE CASH") held by the Borrower and its Subsidiaries at any time to be less than $1,000,000,000, which amount of Available Cash shall be maintained in accounts of the Borrower and the Subsidiary Guarantors that are located in the United States and are, pursuant to Section 5.12, subject to a Control Agreement."

           X. AMENDMENT TO ARTICLE VIII. Article VIII(d) is hereby amended by deleting the phrase "Section 5.02(e)" set forth therein in its entirety.

           XI. AMENDMENT TO ARTICLE X. Section 10.13(a) is hereby amended by deleting "or (ii)" in the eighth line thereof and replacing it with ", (ii) prior to the consummation of the Alcatel Merger," and adding the following prior to ".":

           "or (iii) upon or after the consummation of the Alcatel Merger, the release of any or all of the Collateral and, in the case of any Subsidiary which ceases to be a subsidiary of the Borrower and so long as the Borrower complies with Section 7.03, the release of the guarantee obligations of such Subsidiary; PROVIDED, that notwithstanding anything to the contrary contained herein or in any other Credit Document, upon and after the consummation of the Alcatel Merger, the Borrower shall be required to comply with Sections 2.05 and 2.06(a)."

           XII. AMENDMENT EFFECTIVE DATE. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions are satisfied:

                (i) The Administrative Agent shall have received (i) this Amendment, executed and delivered by the Administrative Agent, the Borrower and the Required ESD Banks (it being understood that any amendment contained herein which requires consent of each Existing Bank shall be enforceable against such Existing Bank upon delivery of this Amendment by the Administrative Agent, the Borrower and the Existing Bank), (ii) the L/C Agreement, executed and delivered by the Administrative Agent, the Borrower and the banks parties thereto, (iii) the Guarantee and Collateral Agreement, executed and delivered by the Borrower and each Subsidiary Guarantor, (iv) an Acknowledgement and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Credit Party and (v) the Collateral Sharing Agreement, executed and delivered by the Collateral Agent and the Borrower.

                (ii) All governmental and third party approvals necessary in connection with the Transactions shall have been obtained and be in full force and effect.

                (iii) The Banks and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment Effective Date.

                (iv) Administrative Agent shall have received a certificate of each Credit Party, dated the Amendment Effective Date, substantially in the form of Exhibit D, with appropriate insertions and attachments.

                (v) The Administrative Agent shall have received the following executed legal opinions:

     i. the legal opinion of Sidley Austin LLP, counsel to the Borrower, substantially in the form of Exhibit E-1; and

     ii. the legal opinion of in-house counsel to the Borrower, substantially in the form of Exhibit E-2.

Each such legal opinion shall cover such other matters incident to the Transactions as the Administrative Agent may reasonably require.

                (vi) To the extent not already held by the Collateral Agent, the Collateral Agent shall have received, to the extent required by the Guarantee and Collateral Agreement, the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof; PROVIDED, that no such certificates shall be required to be delivered on the Amendment Effective Date. If the closing of the Alcatel Merger shall not occur by or before March 31, 2007, then the Borrower shall be required to satisfy the requirements of this clause (vi) by or before April 30, 2007.

                (vii) Each document (including any Uniform Commercial Code financing statement) required by the Guarantee and Collateral Agreement or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02 of the External Sharing Debt Agreement), shall be in proper form for filing, registration or recordation; PROVIDED, that any additional filing with the U.S. Patent Office shall not be required to filed, registered or recorded on the Amendment Effective Date. If the closing of the Alcatel Merger shall not occur by or before March 31, 2007, then the Borrower shall be required to satisfy the requirements of this clause
(vii) with respect to any additional filing with the U.S. Patent Office by or before April 30, 2007.

                (viii) The Collateral Agent shall have received insurance certificates satisfying the requirements of Section 5.2 of the Guarantee and Collateral Agreement.

           XIII. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the External Sharing Debt Agreement, as amended and restated, are and shall remain in full force and effect.

           XIV. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

           XV. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                            [SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Banks have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  LUCENT TECHNOLOGIES INC.


                                    By: /S/ MARK GIBBENS
                                        ----------------
                                    Name: Mark Gibbens
                                    Title: Vice President & Treasurer




   Signature Page to Second Amendment to External Sharing Debt Agreement

                               JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent


                               By: /S/ DAVID M. MALLETT
                                   --------------------
                                   Name: David M. Mallett
                                   Title: Vice President

   Signature Page to Second Amendment to External Sharing Debt Agreement

                               CITIBANK, N.A.


                               By: /S/ JEFFREY ROTHMAN
                                   -------------------
                                   Name: Jeffrey Rothman
                                   Title: Managing Director

   Signature Page to Second Amendment to External Sharing Debt Agreement

                               HSBC BANK USA, N.A.

                               By: /S/ DARREN PINSKER
                                   ------------------
                                   Name: Darren Pinsker
                                         Title: Senior Vice President

   Signature Page to Second Amendment to External Sharing Debt Agreement

                                   THE SAUDI BRITISH BANK

                               By: /S/ IAN HAY
                                   -----------
                                   Name: Ian Hay
                                   Title: Senior Relationship Manager

    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   THE HONGKONG AND SHANGHAI BANKING
                                   CORPORATION LTD


                                   By: /S/ AMEET SHETH
                                       ---------------
                                       Name: Ameet Sheth
                                       Title:  Vice President
                                               Corporate Banking
                                               Northern India


    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   THE HONGKONG AND SHANGHAI BANKING
                                   CORPORATION LTD


                                   By: /S/ ROSE LEE WAI MUN
                                       --------------------
                                       Name: Rose Lee Wai Mun
                                        Title: Managing Director
                                         Head of Corporate Banking, Hong Kong


    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   HSBC Bank plc


                                   By: /S/ BEATRICE DUPONT DE RIVALTZ
                                       ------------------------------
                                       Name: Beatrice Dupont de Rivaltz
                                       Title: Relationship Manager


   Signature Page to Second Amendment to External Sharing Debt Agreement

                                   HSBC Bank Egypt S.A.E.


                                   By: /S/ MONA EL SAYED
                                       -----------------
                                       Name: Mona El Sayed
                                       Title: Assistant General Manager,
                                       Corporate Banking


    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   HSBC BANK MIDDLE EAST LTD


                                   By: /S/ IMRAN JAVED
                                       ---------------
                                       Name: Imran Javed
                                       Title: Corporate Relationship Manager



    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   THE HONGKONG AND SHANGHAI BANKING
                                   CORPORATION LIMITED, TAIWAN


                                   By: /S/ MICHAEL J F HUNG
                                       --------------------
                                       Name: Michael J F Hung
                                       Title: Senior Vice President, Corporate
                                       Banking (International)



    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   HSBC BANK BRASIL SA, BANCO MULTIPLO


                                   By: /S/ CHRISTIAN REZENDO
                                       ---------------------
                                       Name: Christian Rezendo
                                       Title: Division Head-CIB

                                   By: /S/ ROBERTO C. VALRANO
                                       ----------------------
                                       Name: Roberto C. Valrano
                                       Title: Division Head-CIB



    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   THE HONGKONG AND SHANGHAI BANKING
                                   CORPORATION LIMITED, SEOUL BRANCH


                                   By: /S/ MAGNUS C S MONTAN
                                       ---------------------
                                       Name: Magnus C S Montan
                                       Title: Director

    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   BARCLAYS BANK PLC


                                   By: /S/ NICHOLAS BELL
                                       -----------------
                                       Name: Nicholas Bell
                                       Title: Director


    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   SOCIETE GENERALE


                                   By: /S/ MARK VIGIL
                                       --------------
                                       Name: Mark Vigil
                                       Title: Managing Director



    Signature Page to Amended and Restated External Sharing Debt Agreement

                                   ALLIED IRISH BANKS


                                   By: /S/ HILARY GORMLEY
                                       ------------------
                                       Name: Hilary Gormley
                                       Title: Senior Vice President


                                   By: /S/ NESSA O'RIORDAN
                                       -------------------
                                       Name: Nessa O'Riordan
                                       Title: Vice President


    Signature Page to Amended and Restated External Sharing Debt Agreement